UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2022

VERSO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8540 Gander Creek Drive
Miamisburg, Ohio 45342
(Address, including zip code, of principal executive offices)

(877) 855-7243
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Update Regarding Litigation Related to the Merger

As previously announced, on December 19, 2021, Verso Corporation, a Delaware corporation (the “Company” or “Verso”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BillerudKorsnäs Inc., a Delaware corporation (“Parent”), West Acquisition Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and, solely for purposes of certain sections thereof (as specified therein), BillerudKorsnäs AB, a Swedish limited company (“Guarantor” or “BillerudKorsnäs”). Parent is a wholly owned subsidiary of Guarantor. Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

Litigation Related to the Merger

Six complaints have been filed with respect to the Merger as of March 7, 2022—four in the United States District Court for the Southern District of New York, one in the United States District Court for the Eastern District of New York, and one in the District of Delaware. The complaints are captioned as follows: O’Dell v. Verso Corporation et al., Civil Action No. 1:21-cv-00575 (S.D.N.Y.) (“O’Dell”); Whitfield v. Verso Corporation et al., Case No. 1:22-cv-00715 (S.D.N.Y.) (“Whitfield”); Trinh v. Verso Corporation et al., Case No. 1:22-cv-00874 (S.D.N.Y.) (“Trinh”); Collins v. Verso Corporation et al., Case No. 1:22-cv-00875 (E.D.N.Y.) (“Collins”); Wheeler v. Verso Corporation et al., Case No. 1:22-cv-00283 (“Wheeler”); Thompson v. Verso Corporation et al., Civil Action No. 1:22-cv-01756 (S.D.N.Y.) (“Thompson” and together with O’Dell, Whitfield, Trinh, Collins and Wheeler, the “Stockholder Actions”).

The Stockholder Actions were filed by purported Company stockholders and assert claims against the Company and members of the board of directors (the “Board of Directors”) of the Company.

The Stockholder Actions generally allege that the Company and the Board of Directors violated Section 14(a) and Section 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), promulgated thereunder by omitting material information from the Company’s definitive proxy statement (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 8, 2022. The Trinh action also alleges that the Board of Directors breached their fiduciary duties in connection with the Merger and that the Company aided and abetted the Board of Directors’ breaches of fiduciary duty.  The Stockholder Actions seek injunctive relief enjoining the Merger and damages and costs, among other remedies.

On February 17, 2022, the Company received a letter on behalf of a purported stockholder of the Company requesting to inspect certain of the Company’s books and records pursuant to Section 220 of the Delaware General Corporation Law (the “Demand Letter”). The purported stockholder alleges concerns regarding the process that led to the Merger, the disclosures in the Proxy Statement filed in connection with the Merger, and the adequacy of the Merger consideration.

Although the Company cannot predict the outcome of or estimate the possible loss or range of loss from these matters, the Company believes that the allegations in the Stockholder Actions and the Demand Letter are meritless.

Supplemental Proxy Statement Disclosure

The Company does not believe, with respect to the complaints or demand letter in which the Company is named or addressed to, that supplemental disclosures are required or necessary under applicable laws. However, in order to minimize the expense of defending the Stockholder Actions and the Demand Letter, and without admitting any liability or wrongdoing, the Company is electing to make the supplemental disclosures to the Proxy Statement set forth below in response to the Stockholder Actions and the Demand Letter and solely for the purpose of mooting the allegations contained therein. The Company denies the allegations of the Stockholder Actions and the Demand Letter, and denies any violation of law. The Company believes that the Proxy Statement disclosed all material information required to be disclosed therein, and denies that the supplemental disclosures are material or are otherwise required to be disclosed. The Company is disclosing this information solely to eliminate the burden and expense of litigation. Nothing in the supplemental disclosures should be deemed an admission of the legal necessity or materiality of any supplemental disclosures under applicable laws.

SUPPLEMENT TO PROXY STATEMENT

This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Page references in the below disclosures are to the pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures. For clarity, new text within amended and restated paragraphs from the Proxy Statement is highlighted with bold, underlined text.

The section of the Proxy Statement entitled “Background of the Merger Agreement; Reasons for Recommendation” is amended and supplemented as follows:

The disclosure on page 27 of the Proxy Statement is modified by amending and restating the tenth paragraph in its entirety as follows:

On the same day, the Company and BillerudKorsnäs executed a confidentiality agreement with a customary standstill provision that would automatically terminate upon the earliest to occur of: (i) the entry by the Company into a definitive acquisition agreement with a third party, (ii) the entry by the Company into a binding business combination or similar agreement pursuant to which the Company’s common stock would cease to represent 50% or more of the outstanding voting power or equity, or the Company’s directors would cease to represent 50% or more of the total directors, of the surviving parent entity and (iii) the commencement of a tender or exchange offer by a third party for shares of common stock (that the Board of Directors fails to recommend against).

The disclosure on page 28 of the Proxy Statement is modified by amending and restating the first sentence appearing in the fourth paragraph in its entirety as follows:

On the same day, the Company and Atlas entered into a confidentiality agreement, which contained customary standstill provisions that would automatically terminate upon the earliest to occur of: (i) the entry by the Company into a definitive acquisition agreement with a third party, (ii) the commencement of a tender or exchange offer by a third party for shares of common stock (that the Board of Directors fails to recommend against), (iii) the entry by the Company into a definitive agreement to effectuate a transaction that requires the approval of the Company’s stockholders and (iv) the Company or any of its subsidiaries filing for protection pursuant to bankruptcy or similar laws for the protections of debtors.

The disclosure on page 33 of the Proxy Statement is modified by adding the following paragraph following the second full paragraph:

At no point were individual post-transaction employment or directorships for the Company’s directors or officers discussed between BillerudKorsnäs or Parent, on the one hand, and the Company’s directors or officers, on the other hand.

The section of the Proxy Statement entitled “Financial Forecasts” is amended and supplemented as follows:

The disclosure on page 38 of the Proxy Statement is modified by amending and restating the first full paragraph in its entirety as follows:

The Financial Forecasts include certain non-GAAP measures (including adjusted EBITDA, operating cash flow and total cash flow) because the Company believed such measures would be useful to the Special Committee and the Board of Directors in evaluating the prospects of the Company. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in accordance with generally accepted accounting principles (’’GAAP’’), including net income from continuing operations. The Company’s calculations of these non-GAAP measures may differ from others in its industry and are not necessarily comparable with information presented under similar sounding captions used by other companies. Financial measures provided to a company’s financial advisors are excluded from the definition of non-GAAP financial measures under applicable SEC rules and therefore are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure.

The section of the Proxy Statement entitled “Financial Forecasts” is amended and supplemented as follows:

The disclosure on page 39 of the Proxy Statement is modified by adding the following table following the “FY 2021 to FY 2026” chart below the subheading “Preliminary Financial Forecasts (August 2021)”:

Second Half-Year 2021 to FY 2026 Unlevered Free Cash Flow

($ in millions) (unaudited)	Six Months Ending December 31,	Fiscal Year Ending December 31,

	2021E	2022E	2023E	2024E	2025E	2026E
Unlevered Free Cash Flow(1)	86	144	(3)	59	84	83

(1) “Unlevered Free Cash Flow” is defined as net operating profit after taxes, plus depreciation and amortization, less increases in net working capital, less capital expenditures, less net pension income and cash contributions, less restructuring activities and idled mill costs and strategic project costs, plus net proceeds from asset sales, adjusted for certain other items.  The calculation of Unlevered Free Cash Flow was not expressly included in the Preliminary Financial Forecasts but was derived from the Preliminary Financial Forecasts and is included for reference.
The disclosure on page 39 of the Proxy Statement is modified by adding the following table following the “FY 2021 to FY 2026” chart below the subheading “Final Financial Forecasts (December 2021)”:

Q4 2021 to FY 2026 Unlevered Free Cash Flow

($ in millions) (unaudited)	Fiscal Quarter Ending December 31,	Fiscal Year Ending December 31,

	2021E	2022E	2023E	2024E	2025E	2026E
Unlevered Free Cash Flow(1)	28	42	49	69	91	75

(1) “Unlevered Free Cash Flow” is defined as net operating profit after taxes, plus depreciation and amortization, less increases in net working capital, less capital expenditures, less net pension income and cash contributions, less restructuring activities and idled mill costs and strategic project costs, plus net proceeds from asset sales, adjusted for certain other items.  The calculation of Unlevered Free Cash Flow was not expressly included in the Final Financial Forecasts but was derived from the Final Financial Forecasts and is included for reference.

The section of the Proxy Statement entitled “Opinion of Rothschild & Co US Inc.” is amended and supplemented as follows:

The disclosure on page 43 of the Proxy Statement below the subheading “Selected Public Company Analysis” is modified by amending and restating the first chart in its entirety as follows:

EV/Adj. EBITDAP
	2022E	2023E
Verso - Consensus	3.2x	n.a.
Printing & Writing Companies
Sappi Limited	5.1x	5.5x
Resolute Forest Products Inc.	4.6x	7.2x
Sylvamo Corporation	4.5x	5.2x
Mean	4.7x	6.0x
Median	4.6x	5.5x
Pulp Producers
Canfor Pulp Products Inc.	3.1x	3.5x
Suzano S.A.	6.6x	7.2x
Mercer International Inc.	4.7x	4.9x
Mean	4.8x	5.2x
Median	4.7x	4.9x
Specialty Paper Companies
Clearwater Paper Corporation	7.1x	5.7x
Neenah, Inc.	8.4x	7.3x
Mean	7.7x	6.5x
Median	7.7x	6.5x

The disclosure on page 44 of the Proxy Statement below the subheading “Selected Precedent Transaction Analysis” is modified by amending and restating the first chart in its entirety as follows:

Date Announced	Target	Acquirer	TV/ LTM Adj. EBITDAP	TV/ 5-Year High Adj. EBITDAP
July 2021	Reno De Medici S.p.A.	Affiliates of Apollo Global Management, Inc.	6.9x	6.5x
May 2021	Domtar Corporation	The Paper Excellence Group	10.1x(1)	4.8x
February 2021	International Paper Company - Kwidzyn Pulp Mill	Mayr-Melnhof Karton AG	7.6x	-
September 2020	Ahlstrom-Munksjö Oyj	Affiliates of Bain Capital Private Equity	9.3x	8.2x
November 2019	Verso Corporation - Androscoggin & Stevens Point Mills	Pixelle Specialty Solutions LLC	8.2x	-
August 2018	P. H. Glatfelter Company - Specialty Paper Business	Pixelle Specialty Solutions LLC	10.3x	4.6x
May 2016	Weyerhauser Company – Pulp Business	International Paper Company	6.3x	3.9x
January 2014	NewPage Holdings Inc.	Verso Corporation	6.4x	3.4x
September 2013	Boise Inc.	Packaging Corporation of America	7.0x	5.2x
June 2012	Korsnäs AB	Billerud AB	7.0x	-

Summary Adj. EBITDAP Precedent Transaction Statistics
Low			6.3x	3.4x
Median			7.3x	4.8x
Mean			7.9x	5.2x
High			10.3x	8.2x

(1)	Domtar’s LTM March 31, 2021 values were severely impacted by COVID-19. On a 2021E basis, the transaction multiple would be 5.7x EBITDAP.

The disclosure on page 45 of the Proxy Statement below the subheading “Discounted Cash Flow Analysis” is modified by amending and restating the first, second and third paragraphs in their entirety as follows.

Rothschild & Co performed a discounted cash flow (“DCF”) analysis for Verso in order to derive an implied per share equity value reference range for Verso if it were to remain an independent public company, and then compared this implied per share equity value reference range with the Merger Consideration provided for in the Merger Agreement. In this analysis, Rothschild & Co calculated a range of implied EVs by adding (i) the estimated unlevered, after-tax free cash flows, including pension cash contributions, that Verso was forecasted to generate for the three months ended December 31, 2021 through the end of fiscal year 2026 based on the December Forecasts provided by the management of Verso, after the application of a range of illustrative discount rates, which were based on the estimated weighted average cost of capital (“WACC”) for Verso to (ii) the terminal value of Verso, after the application of a range of illustrative discount rates based on the estimated WACC for Verso. Rothschild & Co estimated the terminal value of Verso by applying an illustrative range of growth rates in perpetuity of negative two and three-quarters percent (-2.75%) to negative three-quarters percent (-0.75%) to the estimated unlevered after-tax free cash flows for the terminal period, which resulted in a range of estimated terminal values, after the application of a range of illustrative discount rates, the midpoint of which was $278 million. Rothschild & Co selected the illustrative range of growth rates in perpetuity using its experience and professional judgment, including perspectives from paper and pulp industry associations and equity research as well as Verso management’s long-term outlook.

Estimated unlevered, after-tax free cash flows for the terminal period were based on the December Forecasts provided by the management of Verso, and calculated as net operating profit after taxes, plus depreciation and amortization, less increases in net working capital, less capital expenditures, less pension income, less other accounting adjustments. Rothschild & Co used the mid-year discounting convention and applied a range of illustrative discount rates of twelve and one-quarter percent (12.25%) to fifteen and one-quarter percent (15.25%) based on an estimated WACC, which Rothschild & Co calculated using the traditional capital asset pricing model, which requires certain inputs including Verso’s beta, betas for comparable companies, the estimated cost of debt for Verso, the estimated marginal tax rate for Verso and the estimated marginal tax rates of comparable companies, the capital structure weightings for Verso and the capital structure weightings of comparable companies, the risk-free rate and an equity risk premium, including a size risk premium.

Rothschild & Co calculated a range of implied equity values for Verso by adding to the range of implied EVs the amount of Verso’s net cash as of September 30, 2021 of $161 million, as provided and approved for Rothschild & Co’s use by the management of Verso. Rothschild & Co then divided the ranges of implied equity values for Verso by the number of fully diluted outstanding shares of Verso’s common stock, as provided and approved for Rothschild & Co’s use by the management of Verso. These analyses indicated the following reference ranges of implied value per share of Verso’s common stock, rounded to the nearest $0.25, as compared to the Merger Consideration:

The disclosure on page 47 of the Proxy Statement is modified by amending and restating the second full paragraph in its entirety by adding the following as the first sentence.

Except as described in the paragraph above, during the two-year period ending on December 19, 2021, neither Rothschild & Co nor, to its knowledge, any of its investment banking affiliates,  provided investment banking services to Verso, Parent, BillerudKorsnäs or their respective subsidiaries for which Rothschild & Co or its affiliates received fees for their services. During the two-year period ending on December 19, 2021, a foreign investment banking affiliate of Rothschild & Co provided certain financial advisory services to a shareholder of BillerudKorsnäs unrelated to the Merger, for which Rothschild & Co’s affiliate received fees for its services in the range of approximately $3.0 million to $4.0 million (excluding expense reimbursement and converted to U.S. dollars, where applicable, based on current exchange rates). Rothschild & Co and its affiliates are engaged in a wide range of financial advisory and investment banking activities. In addition, in the ordinary course of their asset management, merchant banking and other business activities, Rothschild & Co’s affiliates may trade in the securities of Verso, Parent, BillerudKorsnäs and any of their respective affiliates, for their own accounts or for the accounts of their affiliates and customers, and may at any time hold a long or short position in such securities. Rothschild & Co or its affiliates may in the future provide financial services to Verso, Parent, BillerudKorsnäs and/or their respective affiliates in the ordinary course of their businesses from time to time and may receive fees for the rendering of such services. Rothschild & Co’s opinion was given and speaks only as of its date. Subsequent developments may affect Rothschild & Co’s opinion and the assumptions used in preparing it, and Rothschild & Co does not have any obligation to update, revise, or reaffirm its opinion. Rothschild & Co’s opinion was approved by the Global Advisory Commitment Committee of Rothschild & Co.

Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” regarding Verso, BillerudKorsnäs or their respective management’s future expectations, beliefs, intentions, goals, strategies, plans and prospects, which, in the case of Verso, are made in reliance on the “safe harbor” provisions within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements involve substantial risks, known and unknown, uncertainties, assumptions and other factors that may cause actual results, performance or achievements to differ materially from future results expressed or implied by such forward-looking statements including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the right of one or both of Verso or BillerudKorsnäs to terminate the merger agreement; the ability to obtain regulatory approvals and/or meet other closing conditions to the Merger on a timely basis or at all; the ability to obtain approval by Verso stockholders; difficulties and delays in integrating Verso’s and BillerudKorsnäs’ businesses; risks that the Merger disrupts Verso or BillerudKorsnäs current plans and operations; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; the risk that unexpected costs will be incurred; the ability of Verso or BillerudKorsnäs to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the price of Verso common stock; the outcome of any legal proceedings that may be instituted against Verso, BillerudKorsnäs or their respective directors and officers; changes in global, political, economic, business, competitive, market and regulatory forces; changes in laws and regulations or the interpretation or enforcement thereof; changes in rates and policies; future business acquisitions or disposals; competitive developments; and the timing and occurrence (or non-occurrence) of other events or circumstances that may be beyond Verso’s and BillerudKorsnäs’ control. These and other risks, uncertainties, assumptions and other factors may be amplified or made more uncertain by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts Verso’s and BillerudKorsnäs’ businesses, operations and financial results, including (without limitation) the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions taken to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements generally relate to future events or Verso’s and BillerudKorsnäs’ future financial or operating performance and include, without limitation, statements relating to the Merger and the potential impact of the COVID-19 outbreak on Verso’s and BillerudKorsnäs’ businesses and operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipates,” “believes,” “contemplates,” “could,” “seeks,” “estimates,” “intends,” “targets”, “expects”, “allows”, “enables”, “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

While forward-looking statements are Verso’s and BillerudKorsnäs’ current predictions at the time they are made, you should not rely upon them. Forward-looking statements represent Verso’s and BillerudKorsnäs’ management’s beliefs and assumptions only as of the date of this Current Report on Form 8-K, unless otherwise indicated, and there is no implication that the information contained in this Current Report on Form 8-K is made subsequent to such date. For additional information concerning factors that could cause actual results and outcomes to differ materially from those expressed or implied in the forward-looking statements, please refer to the cautionary statements and risk factors included in Verso’s filings with the SEC, including the Proxy Statement, Verso’s Annual Report on Form 10-K filed with the SEC on February 28, 2022, and any further disclosures Verso makes in Current Reports on Form 10-Q or Form 8-K. Verso’s SEC filings are available electronically on Verso’s investor website at https://investor.versoco.com/ or the SEC’s website at www.sec.gov.

Except as required by law, Verso and BillerudKorsnäs assume no obligation to update these forward-looking statements or this Current Report on Form 8-K, or to update, supplement or correct the information set forth in this Current Report on Form 8-K or the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. All subsequent written and oral forward-looking statements attributable to Verso or BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

All subsequent written and oral forward-looking statements attributable to Verso, BillerudKorsnäs or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It
In connection with the Merger, on February 8, 2022, Verso filed with the SEC and furnished to its stockholders the Proxy Statement and accompanying WHITE proxy card, as well as other relevant documents regarding the Merger. On or about February 8, 2022, Verso commenced mailing the Proxy Statement and a proxy card to Verso’s stockholders entitled to vote at a special meeting relating to the Merger, seeking their approval of the respective merger-related proposals. The Proxy Statement contains important information about the Merger and related matters. STOCKHOLDERS OF VERSO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT VERSO HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT VERSO, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF VERSO’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This Current Report on Form 8-K is not a substitute for the Proxy Statement, or for any other document that Verso has filed or may file with the SEC or send to its stockholders in connection with the Merger.

Investors and security holders may obtain copies of these documents and any other documents filed with or furnished to the SEC by Verso free of charge through the website maintained by the SEC at www.sec.gov, or on Verso’s investor website, https://investor.versoco.com/.

Participants in the Solicitation
Verso and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the Merger under the rules of the SEC. Information about Verso’s directors and executive officers is available in the Proxy Statement and Verso’s proxy statement dated on March 30, 2021 for its 2021 Annual Meeting of Stockholders. These documents are available free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and in other relevant materials that may be filed with the SEC regarding the Merger when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 7, 2022

VERSO CORPORATION

/s/ Kevin M. Kuznicki
Kevin M. Kuznicki Senior Vice President, General Counsel and Secretary